UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 23, 2023
Everest Re Group, Ltd.
(Exact name of registrant as specified in its charter)
Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code
441
-
295-0006
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.

below):
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

☐

ITEM 7.01 REGULATION FD DISCLOSURE

On

January 23,

2023, the

registrant published

a

template of

its reformatted

quarterly financial

supplement on

the
Company website, which contains prior period data for the first quarter of 2021 through the third quarter of 2022. The upcoming fourth quarter 2022 financial supplement will be posted to the Company website in this revised format after market close on February 8, 2023, in conjunction with the Company’s fourth quarter 2022 earnings release.
The following information is being furnished under Item 7.01, “Regulation FD Disclosure.”

This information shall not
be deemed “filed”

for the purposes

of Section 18

of the Securities

Exchange Act of

1934, or otherwise

subject to the
liabilities of that Section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.
EVEREST RE GROUP, LTD.
By:

/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and

Chief Accounting Officer
Dated:

January 23, 2023

EXHIBIT INDEX
Exhibit
Number Description of Document Page No.
104 Cover Page Interactive Data File (embedded
within the Inline XBRL document)